--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                               Prime Reserve Fund
--------------------------------------------------------------------------------
                                November 30, 1997
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

Prime Reserve Fund

* Subdued inflation kept money market rates mostly flat during the six-month period.

* The Prime Reserve Fund's six-month gain was ahead of its Lipper peer group's average gains.

* The fund's return advantage was largely due to successful management of the fund's maturity structure.

* If current favorable conditions persist, money market rates should stay within narrow ranges.

FELLOW SHAREHOLDERS

     During the six months ended November 30, 1997, the money market began to shake off inflation fears that had caused rates to rise earlier in the year. Especially after June, money market yields were generally flat as inflation remained subdued despite strong economic growth. In this environment, the Prime Reserve Fund boosted its yield and edged out its average peer fund for both the 6- and 12-month periods.

Market Environment

     At the time of our last report six months ago, inflation was a significant concern to investors. A March 1997 interest rate hike by the Fed, intended to curb economic growth, crowned a period of rising rates, with one-year yields peaking near 6%. After that time, the economy continued to perform well - gross domestic product continued to grow at a more than 3% annualized rate - but inflation decelerated unexpectedly.

     [Interest Rate Levels graph showing interest rates for the 1-year Treasury bill, 90-day Treasury bill, and Federal Funds Target Rate 11/30/96 through 11/30/97.]

     A strong bond rally in April, and a subsequent easing of inflation fears, allowed money market yields to fall back toward year-ago levels, where they remained in the late summer and fall. Government debt paydowns in May caused no more than a brief dip in yields; even a significant global currency crisis emanating from Southeast Asia in October had minimal effect on money market instruments (indeed, the only issues jeopardized by the crisis were short-term Japanese banking securities). The yield on 90-day Treasury bills at the end of November was only 12 basis points higher than its level one year earlier (100 basis points equal one percentage point). The one-year Treasury bill yield climbed only nine basis points during the same period, even though the Federal Reserve tightened monetary policy in March of 1997, moving the federal funds target rate from 5.25% to 5.5 %.

PERFORMANCE AND STRATEGY REVIEW

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 11/30/97                           6 Months      12 Months
--------------------------------------------------------------------------------
Prime Reserve Fund                                  2.53%          5.06%
Lipper Money Market
Funds Average                                       2.45           4.88
================================================================================

     In the generally quiet market environment described above, we were able both to elevate your fund's yield and to outperform our peer group. Between May 31 and November 30, 1997, the fund's seven-day compound dividend yield jumped from 5.09% to 5.24%. That increase contributed to a 2.53% total return for the six-month period, a step above the 2.45% gain notched by the Lipper Money Market Funds Average. Over the past 12 months, your fund posted a 5.06% return compared with a 4.88% gain for the Lipper average.

     The fund's increased dividend yield was partly due to modestly higher interest rates. However, we were also able to add value by managing the portfolio's maturity structure. After taking a generally cautious stance in the spring, when interest rates were rising, we used the past six months to extend the average maturity of the fund's holdings from 53 to 77 days. We accomplished this by owning several one-year instruments, which typically have higher yields than money market instruments with shorter maturities. To counter the added interest rate risk of the one-year maturities, we maintained a significant stake in more defensive one-month instruments. This "barbell" portfolio allowed us to increase fund yield over the past six months, when rates overall were flat to only slightly higher.

     Although we shifted among different types of investments during the period, our asset allocation strategy did not change significantly. The fund remains heavily weighted toward bank certificates of deposit (CDs) and commercial paper. We modestly trimmed our exposure to U.S. dollar-denominated foreign negotiable CDs, and some of the proceeds went toward finance and credit securities. The fund did not have any exposure to Japanese banking instruments.

     Continuing a long-term trend, we again mildly expanded our combined holdings in asset-backed securities and asset-backed structured notes. These two segments now represent 17% of assets, a significant stake for the fund. We continue to be interested in the diversification potential and the competitive yields these securities provide, along with their high credit quality. Finally, our stake in floating rate instruments stayed the same at 10% of assets. Although these securities perform well when rates drift higher (their yields increase along with interest rates), we did not add to our holdings because these issues recently have been priced unattractively compared with alternative investments.

OUTLOOK

     Despite the economy's strength, we believe the recent developments in Asia and continued subdued inflation may obviate the need for any immediate action by the Fed. Indeed, we do not expect any change in policy for the next quarter or two. Although the Fed has maintained a bias toward higher short-term rates, it is no longer a foregone conclusion that its next move will be a tightening.

     Looking further ahead, we expect a continuation of good growth, although perhaps a touch slower than the recent pace. Consumer spending on big ticket items may decline, since many individuals are burdened with high debt and may be worried about volatility in the stock markets. However, consumer confidence is high and employment is strong. If growth slows to a sustainable pace, and inflation does not accelerate, it is likely that yields on money market instruments will continue to stay within narrow ranges.

Respectfully submitted,

/s/

Edward A. Wiese
President and Chairman of the Investment Advisory Committee
December 19, 1997


T. Rowe Price Prime Reserve Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                           5/31/97      11/30/97
--------------------------------------------------------------------------------
Price Per Share .......................................    $  1.00      $  1.00
Dividends Per Share
     For 6 months .....................................      0.024        0.025
     For 12 months ....................................      0.048        0.049
Dividend Yield (7-Day Compound) * .....................       5.09%        5.24%
Weighted Average Maturity (days) ......................         53           77
Weighted Average Quality ** ...........................  First Tier   First Tier

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
================================================================================

T. Rowe Price Prime Reserve Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
SECTOR Diversification

                                                          Percent of  Percent of
                                                          Net Assets  Net Assets
                                                             5/31/97    11/30/97
--------------------------------------------------------------------------------
U.S. Negotiable Bank Notes .................................      6%          4%
Certificates of Deposit ....................................     34          31
         Domestic Negotiable CDs ...........................      3           3
         Eurodollar Negotiable CDs .........................     10          11
         U.S. Dollar Denominated Foreign Negotiable CDs ....     21          17
Commercial Paper and Medium-Term Notes .....................     59          62
         Banking ...........................................     12          13
         Finance and Credit ................................      7          11
         Asset-Backed ......................................     11          10
         Asset-Backed Structured Notes .....................      4           7
         Petroleum .........................................      5           5
         All Other .........................................     20          16
Canadian Government and Municipalities .....................    --            1
Foreign Government and Municipalities ......................      1           1
Other Assets Less Liabilities ..............................    --            1
--------------------------------------------------------------------------------
Total ......................................................    100%        100%

Fixed Rate Obligations .....................................     90%         90%
Floating Rate Instruments ..................................     10%         10%
================================================================================

T. Rowe Price Prime Reserve Fund
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Prime Reserve Fund SEC chart shown here]

Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 11/30/97 .........      1 Year     3 Years     5 Years    10 Years
Prime Reserve Fund .............       5.06%       5.16%       4.32%       5.47%

     Investment return represents past performance and will vary. While the fund is managed to maintain a stable share price of $1.00, this is not guaranteed. An investment in the fund is not insured or guaranteed by the U.S. government.
================================================================================

T. Rowe Price Prime Reserve Fund
================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights

                              6 Months            Year                                     3 Months#           Year
                                 Ended           Ended                                        Ended           Ended
                              11/30/97         5/31/97        5/31/96        5/31/95        5/31/94         2/28/94        2/28/93
NET ASSET VALUE
Beginning of period .....   $    1.000      $    1.000     $    1.000     $    1.000     $    1.000      $    1.000     $    1.000
Investment activities
    Net investment income        0.025           0.048          0.051          0.047          0.008           0.026          0.030
Distributions
    Net investment income       (0.025)         (0.048)        (0.051)        (0.047)        (0.008)         (0.026)        (0.030)
NET ASSET VALUE
End of period ...........   $    1.000      $    1.000     $    1.000     $    1.000     $    1.000      $    1.000     $    1.000
Ratios/Supplemental Data
Total return ............         2.53%           4.92%          5.25%          4.85%          0.76%           2.60%          3.06%
Ratio of expenses to
average net assets ......         0.64%+          0.64%          0.66%          0.67%          0.73%+          0.74%          0.75%
Ratio of net investment
income to average
net assets ..............         5.03%+          4.83%          5.07%          4.76%          3.02%+          2.56%          3.04%
Net assets, end of period
(in millions) ...........   $    4,540      $    4,561     $    4,011     $    3,841     $    3,627      $    3,379     $    3,597
====================================================================================================================================

+    Annualized.
#    The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Prime Reserve Fund
================================================================================
Unaudited                                                      November 30, 1997

Statement of Net Assets
--------------------------------------------------------------------------------
                                                                Par        Value
                                                                 In thousands

BANK NOTES  3.6%
FCC National Bank of Wilmington, 5.82%, 9/18/98 ......     $ 25,000     $ 24,992
First National Bank of Boston
        5.85%, 7/30/98 ...............................       25,000       25,000
        5.87%, 10/14/98 ..............................       25,000       25,012
Mellon Bank N.A., 6.25%, 12/16/97 ....................       50,000       50,013
National Bank of Commerce, VR, 5.778%, 12/24/97 ......       15,000       15,010
Suntrust Bank, 5.83%, 7/14/98 ........................       25,000       24,991
Total Bank Notes (Cost $165,018) .....................                   165,018

CERTIFICATES OF DEPOSIT  31.1%
Abbey National, (London), 5.59%, 12/31/97 ............       50,000       50,001
Banco Bilbao Vizcaya, (London)
        5.78%, 2/20 - 2/27/98 ........................       51,000       51,001
Banco Santander, 5.79%, 1/20/98 ......................       10,000       10,000
Bank of Brussels, 5.81%, 8/4/98 ......................       19,000       18,996
Bank of Montreal
        5.77%, 1/14/98 ...............................       40,000       40,000
        5.81%, 11/9/98 ...............................       25,000       24,991
Bank of Nova Scotia, 5.925%, 8/14/98 .................       25,000       25,012
Bankers Trust, 5.88%, 7/14/98 ........................       20,000       20,010
Banque Nationale de Paris
        5.87%, 8/20/98 ...............................        9,900        9,907
        5.96%, 6/30/98 ...............................       15,000       15,006
        5.97%, 6/16/98 ...............................       20,000       20,018
Barclays Bank PLC
    (London)
        5.63%, 1/20/98 ...............................       10,000       10,000
        5.67%, 2/10/98 ...............................       20,000       19,996
        5.85%, 7/28/98 ...............................       30,000       30,017
Bayerische Vereinsbank
        5.70%, 10/6/98 ...............................       27,900       27,884
        5.79%, 9/21/98 ...............................       30,000       29,988
    (London), 5.77%, 2/24/98 .........................       47,000       47,001
Berliner Handels und Frankfurt, (London)
        5.60%, 12/22/97 ..............................       21,000       21,000
Canadian Imperial Bank of Commerce
        5.86%, 8/11/98 ...............................   $   25,000   $   25,001
        5.95%, 6/29/98 ...............................       20,000       20,018
Commerzbank
        5.78%, 9/18/98 ...............................       25,000       24,983
        5.90%, 9/10/98 ...............................        9,000        9,009
    (London), 6.00%, 7/7/98 ..........................       15,000       15,009
Credit Suisse, 5.80%, 10/13/98 .......................       25,000       25,000
Creditanstalt Bankverien, 5.76%, 2/24/98 .............       50,000       50,000
Deutsche Bank AG
        5.73%, 2/27/98 ...............................       25,000       24,999
    (London), 5.85%, 9/18/98 .........................       30,000       30,021

First Tennessee Bank N.A., 5.54%, 12/8/97 ............       15,000       15,000
Generale Bank, 5.81%, 2/27 - 7/31/98 .................       50,000       49,994
Huntington National Bank, 5.84%, 7/27/98 .............       25,000       24,997
ING Bank
        5.85%, 10/30/98 ..............................       35,000       35,014
        5.87%, 7/29/98 ...............................       10,000       10,001
National Australia Bank, 5.735%, 10/13/98 ............       30,000       29,989
National Westminster Bank, 5.66%, 3/5/98 .............       20,000       19,998
Royal Bank of Canada, 5.65%, 3/3/98 ..................       30,000       29,991
Royal Bank of Scotland
        5.85%, 10/5/98 ...............................       25,000       25,015
        5.86%, 10/5/98 ...............................       10,000       10,007
Societe Generale
        5.56%, 12/3/97 ...............................       24,825       24,825
        5.80%, 1/13 - 2/3/98 .........................       28,500       28,504
Svenska Handelsbank
        5.78%, 2/27/98 ...............................       24,800       24,801
    (London), 5.62%, 12/19/97 ........................       15,000       15,000
Swiss Bank
        5.75%, 2/11/98 ...............................       49,800       49,800
        5.76%, 2/17/98 ...............................       40,000       40,000
        5.87%, 8/19/98 ...............................       40,000       39,998
Toronto Dominion Bank, (London), 5.76%, 2/24/98 ......       38,000       38,000
Union Bank, 5.80%, 10/6/98 ...........................       29,900       29,900
Westdeutsche Landesbank
        5.61%, 12/31/97 ..............................       75,000       75,000
Westdeutsche Landesbank
    (London)
        5.82%, 8/3/98 ................................   $   33,000   $   32,990
        5.88%, 7/16/98 ...............................       16,000       16,002
Wilmington Trust, 5.68%, 2/5/98 ......................       50,000       50,000
Total Certificates of Deposit (Cost $1,409,694) ......                 1,409,694

COMMERCIAL PAPER  53.7%
ABB Treasury Center (USA), 4(2), 5.62%, 12/3/97 ........     25,000       24,992
AC Acquisition, 5.50%, 12/12 - 12/19/97 ................     18,655       18,617
Allied Signal
        5.58%, 12/17/97 ................................     19,957       19,908
        5.62%, 12/30/97 ................................     20,000       19,909
AON
        5.54%, 12/1/97 .................................      5,800        5,800
        5.60%, 12/11/97 ................................      5,360        5,352
        5.62%, 12/11/97 ................................     10,800       10,783
Asset Securitization Cooperative
    4(2)
        5.50%, 12/4/97 .................................     25,000       24,988
        5.52%, 12/5/97 .................................     38,000       37,977
        5.60%, 2/20/98 .................................     20,000       19,748
Associates Finance Services
        5.52%, 12/12/97 ................................      4,300        4,293
        5.60%, 12/12/97 - 2/12/98 ......................     18,800       18,683
Barnett Banks, 5.59%, 12/16/97 .........................     25,000       24,942
BBL North America, 5.58%, 12/29/97 .....................     11,891       11,839

Bell Atlantic Financial Services, 5.52%, 12/1/97 .......     20,000       20,000
Bell South Telecommunication, 5.80%, 12/1/97 ...........      2,000        2,000
Bex America Finance
        5.51%, 12/8/97 .................................     20,000       19,979
        5.70%, 2/23/98 .................................     20,000       19,734
BHF Finance (Delaware), 5.50%, 3/3/98 ..................     50,000       49,297
BMW U.S. Capital
        5.50%, 12/19/97 ................................     22,000       21,940
        5.52%, 12/18/97 ................................     31,700       31,617
        5.57%, 12/19/97 ................................     25,370       25,299
        5.60%, 12/18/97 ................................     10,000        9,974
BP America, 5.80%, 12/1/97 .............................   $ 40,000      $40,000
Caisse D'Amortissement, 5.55%, 12/9/97 .................      1,600        1,598
Caisse des Depots et Consignations
    4(2)
        5.55%, 12/12/97 ................................     25,000       24,957
        5.60%, 12/19/97 ................................      7,275        7,255
California Pollution Control, 5.60%, 12/18/97 ..........     25,000       25,000
Canada Government, 5.55%, 12/5/97 ......................     39,540       39,516
Chevron
        5.50%, 12/9 - 12/11/97 .........................     35,000       34,953
        5.60%, 12/10/97 ................................     30,000       29,958
Ciesco L.P. ............................................
        5.50%, 12/4/97 .................................     10,000        9,995
        5.51%, 12/11/97 ................................     25,000       24,962
        5.80%, 12/4/97 .................................        100          100
Commercial Credit
        5.50%, 12/8/97 .................................     50,000       49,946
        5.68%, 2/18/98 .................................     20,000       19,751
Corporate Asset Funding, 4(2), 5.53%, 12/2/97 ..........     53,000       52,992
Countrywide Funding
        5.63%, 2/3/98 ..................................     25,000       24,750
        5.70%, 1/13/98 .................................      5,000        4,966
Cregem North America, 5.61%, 2/9/98 ....................     50,000       49,455
Delaware Funding
    4(2)
        5.53%, 12/1 - 12/10/97 .........................     10,110       10,103
        5.55%, 12/2/97 .................................     60,716       60,706
        5.60%, 12/15/97 ................................     30,000       29,935
Den Danske, 5.50%, 12/8/97 .............................     65,000       64,931
Dover, 4(2), 5.60%, 12/18/97 ...........................     22,500       22,441
Dresdner U.S. Finance, 5.60%, 12/2/97 ..................    100,000       99,984
Electronic Data Systems, 4(2), 5.55%, 12/18/97 .........     13,900       13,864
Falcon Asset Securitization
    4(2)
        5.53%, 12/5/97 .................................      7,500        7,495
        5.58%, 12/17/97 ................................     36,000       35,911
        5.60%, 12/22/97 ................................     25,000       24,918
        5.64%, 1/21/98 .................................     21,000       20,832
Falcon Asset Securitization
    4(2)
        5.65%, 12/17/97 $ ..............................      4,135      $ 4,125
        5.70%, 2/5/98 ..................................     10,625       10,514

Finova Capital
        5.63%, 2/12/98 .................................     25,000       24,715
        5.70%, 2/11/98 .................................      7,000        6,920
Ford Credit, 5.60%, 12/4/97 - 2/18/98 ..................     88,000       87,510
Gannett, 5.80%, 12/1/97 ................................      2,300        2,300
General Electric Capital, 5.70%, 1/22/98 ...............     50,000       49,588
General Motors Acceptance Corporation, 5.63%, 12/9/97 ..      8,050        8,040
Golden Managers Acceptance, 5.60%, 12/18/97 ............     10,100       10,073
Island Finance of Puerto Rico
        5.60%, 12/11 - 12/15/97 ........................     28,300       28,251
        5.61%, 12/8/97 .................................     20,000       19,978
        5.68%, 2/17/98 .................................     29,800       29,433
Koch Industries, 5.63%, 12/1/97 ........................     50,000       50,000
Lucent Technology, 5.60%, 12/22/97 .....................     25,000       24,918
Market Street Funding, 5.64%, 12/9/97 ..................     10,000        9,987
Merrill Lynch
        5.53%, 12/15/97 ................................      6,000        5,987
        5.55%, 1/30/98 .................................     25,000       24,769
Metlife Funding, 5.70%, 1/23/98 ........................     39,159       38,830
Nationsbank, 5.60%, 2/13/98 ............................     25,000       24,712
Nordbanken North America, 5.55%, 1/8/98 ................     19,800       19,684
Preferred Receivables Funding
        5.51%, 12/11/97 ................................     12,000       11,981
        5.58%, 12/2/97 .................................     27,680       27,676
        5.60%, 12/1/97 .................................     29,300       29,300
Progress Capital Holdings, 5.60%, 12/4/97 ............       10,000        9,995
Repeat Offering Security
        5.65%, 2/3 - 2/6/98 ..........................       47,900       47,417
        5.73%, 2/27/98 ...............................       17,000       16,762
Rio Tinto Finance, 5.60%, 12/17/97 ...................       16,000       15,960
Safeco Credit
        5.56%, 12/18/97 ..............................       19,000       18,950
        5.60%, 12/8/97 ...............................        1,281        1,280
        5.67%, 2/5/98 ................................       32,850       32,508
        5.68%, 1/29/98 ...............................       20,000       19,814
        5.70%, 2/19/98 ...............................       10,000        9,873
SBC Communications, 5.80%, 12/1/97 ...................   $   12,500   $   12,500
Smith Barney, 5.62%, 1/21/98 .........................       45,000       44,642
Snap On Tools, 5.55%, 12/4/97 ........................       10,000        9,995
Southern New England Telecommunications, 4(2)
        5.57%, 12/12/97 ..............................       14,000       13,976
Statoil (Den Norske Stats Oljeselskap)
        5.56%, 12/3/97 ...............................        9,365        9,362
        5.58%, 12/10/97 ..............................       32,000       31,956
Sunamerica Life Insurance, 5.51%, 12/15/97 ...........       24,750       24,697
Sysco, 4(2), 5.54%, 12/9/97 ..........................       20,000       19,975
Tasmanian Public Finance, 5.54%, 7/8/98 ..............       13,000       12,562
Telstra, 5.50%, 12/10/97 .............................        5,000        4,993
Transamerica Finance
        5.54%, 12/9/97 ...............................       30,000       29,963
        5.70%, 1/22/98 ...............................       17,000       16,860
UBS Finance (Delaware), 5.62%, 12/1/97 ...............      100,000      100,000

Unifunding
        5.54%, 12/15/97 ..............................        7,000        6,985
        5.57%, 12/15/97 ..............................       22,000       21,953
        5.60%, 12/15/97 ..............................       12,700       12,672
Yale University
        5.52%, 12/18/97 ..............................        7,795        7,775
        5.60%, 12/11/97 ..............................       38,700       38,640
Yorkshire Building Society, 5.55%, 1/13/98 ...........       19,800       19,669
Total Commercial Paper (Cost $2,439,970) .............                 2,439,970

MEDIUM-TERM NOTES  10.0%
Ford Capital, 9.00%, 8/15/98 ............................... 13,420       13,701
Ford Motor Credit, 6.25%, 2/26/98 ..........................  5,000        5,006
Goldman Sachs Group L.P., VR
        5.688%, 12/3/97 .................................... 79,775       79,775
Household Finance, 7.55%, 3/16/98 ..........................  5,000        5,026
PHH, VR, 5.656%, 12/10/97 .................................. 50,000       50,000
Rabobank, VR, 5.688%, 12/19/97 + ........................... 96,584       96,584
Sears Roebuck Acceptance, 6.25%, 10/6/98 ................... 35,000       35,118
Short Term Card Account Trust, (144a), VR, 5.708%, 12/15/97  56,000       56,000
SMM Trust, VR, 5.688%, 12/26/97 ............................ 75,000       75,000
Tiers Trust, VR, (144a), 5.688%, 12/15/97 .................. 39,850       39,850
Total Medium-Term Notes (Cost $456,060) ....................456,060

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.2%
Federal Home Loan Mortgage, Discount Notes, 5.55%, 12/5/97 . $6,783       $6,779
Total U.S. Government Agency Obligations (Cost $6,779) .....               6,779

FUNDING AGREEMENTS  0.9%
General American Life Insurance, VR, 5.85%, 12/1/97 + ...... 39,850       39,850
Total Funding Agreements (Cost $39,850) ....................              39,850

Total Investments in Securities
99.5% of Net Assets (Cost $4,517,371) ......................       $   4,517,371

Other Assets Less Liabilities ..............................              22,533

NET ASSETS .................................................       $   4,539,904

Net Assets Consist of:
Accumulated net investment income -
net of distributions .......................................             $   814
Accumulated net realized gain/loss -
net of distributions .......................................               (573)
Paid-in-capital applicable to 4,541,160,435
shares of $0.01 par value capital stock
outstanding; 15,000,000,000 shares authorized ..............           4,539,663

NET ASSETS .................................................         $ 4,539,904

NET ASSET VALUE PER SHARE ..................................              $ 1.00

+    Private Placement
VR   Variable Rate
4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 2.1% of net assets.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Prime Reserve Fund
================================================================================
Unaudited

================================================================================
Statement of Operations
In thousands

                                                                        6 Months
                                                                           Ended
                                                                        11/30/97
Investment Income
Interest income $ ............................................           130,420
Expenses
    Investment management ....................................             8,608
    Shareholder servicing ....................................             5,443
    Prospectus and shareholder reports .......................               469
    Custody and accounting ...................................               145
    Registration .............................................                47
    Legal and audit ..........................................                22
    Directors ................................................                20
    Miscellaneous ............................................                40
    Total expenses ...........................................            14,794
Net investment income ........................................           115,626
Realized Gain (Loss)
Net realized gain (loss) on securities .......................               700
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................          $116,326

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Prime Reserve Fund

Unaudited

================================================================================
Statement of Changes in Net Assets
In thousands

    6 Months    Year
    Ended   Ended
    11/30/97    5/31/97
Increase (Decrease) in Net Assets
Operations
    Net investment income ........................... $   115,626    $   209,649
    Net realized gain (loss) ........................         700            828
    Increase (decrease) in net assets from operations     116,326        210,477
Distributions to shareholders
    Net investment income ...........................   (115,626)      (209,649)
Capital share transactions *
    Shares sold .....................................   4,531,026      9,635,634
    Distributions reinvested ........................     110,976        202,044
    Shares redeemed ................................. (4,664,110)    (9,288,213)
    Increase (decrease) in net assets from capital
    share transactions ..............................     (22,108)       549,465
Net Assets
Increase (decrease) during period ...................     (21,408)       550,293
Beginning of period .................................   4,561,312      4,011,019
End of period ....................................... $ 4,539,904    $ 4,561,312
*Share information
    Shares sold .....................................   4,531,014      9,635,634
    Distributions reinvested ........................     110,976        202,044
    Shares redeemed ................................. (4,664,094)    (9,288,213)
    Increase (decrease) in shares outstanding .......     (22,104)       549,465

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Prime Reserve Fund
================================================================================
Unaudited                                                      November 30, 1997

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Prime Reserve Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 3, 1976.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $1,273,000, which expire in 1998. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $4,517,371,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,396,000 was payable at November 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,538,000 for the six months ended November 30, 1997, of which $901,000 was payable at period-end.

     Additionally, through August 18, 1997, the fund was one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. For the six months ended November 30, 1997, the fund was allocated $72,000 of Spectrum expenses, $20,000 of which were payable at period-end.

T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

               IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

               AUTOMATED 24-HOUR SERVICES

               TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

               T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

               ACCOUNT SERVICES

               CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

               AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.


               AUTOMATIC  WITHDRAWAL If you need money from your fund account on
               a  regular  basis,   you  can  establish   scheduled,   automatic
               redemptions.

               DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

               DISCOUNT BROKERAGE*

               INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

               TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

               INVESTMENT INFORMATION

               COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

               SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

               T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

               PERFORMANCE UPDATE This quarterly report reviews recent market develop- ments and provides comprehensive performance information for every T. Rowe Price fund.

               INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

               DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified   Small-Cap  Growth
Dividend  Growth
Equity  Income
Equity  Index
Financial  Services
Growth  &  Income
Growth  Stock
Health  Sciences
Media & Telecommunications
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap  Stock**
Small-Cap Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------

Balanced
Personal Strategy   Balanced
Personal   Strategy   Growth
Personal   Strategy  Income
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration  Mark]:
1-800-638-2587 toll free

For assistance
with your existing
fund account,  call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T.Rowe Price Prime Reserve Fund. [Registration Mark]

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F44-051  11/30/97